                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 7, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                        0-15190               13-3159796
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
        incorporation)                   File Number)        Identification No.)
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                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
                       ----------------------------------
                       (Former name or former address, if
                           changed since last report.)

ITEM 5.  OTHER EVENTS

         On February 7, 2003, OSI Pharmaceuticals, Inc., a Delaware corporation ("OSI") signed a merger agreement (the "Merger Agreement") whereby OSI agreed to acquire Cell Pathways, Inc. (Nasdaq: CLPA) ("Cell Pathways") by way of a stock-for-stock merger valued at approximately $32 million. Under the terms of the Merger Agreement, OSI will exchange .0567 shares of its common stock for every share of Cell Pathways common stock upon closing of the transaction, which is subject to Cell Pathway's stockholder approval and is estimated to occur by late Spring 2003. Based on OSI's closing share price on Friday, February 7, 2003, this represents $.80 per share, a 58% premium to Cell Pathways' last closing price. OSI will also provide additional consideration in the form of a five-year contingent value right through which each share of Cell Pathways may be eligible for an additional .04 shares of OSI common stock in the event of a successful filing of a new drug application for either of Cell Pathways' two leading clinical candidates, Aptosyn(R) (exisulind) or CP461. The foregoing description of the Merger Agreement and the merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as
Exhibit 2.1 and incorporated herein by reference. Also attached as Exhibit 99.1 and incorporated herein by reference is OSI's press release, dated February 10, 2003.

INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

         In connection with the proposed Merger, OSI will file with the SEC a registration statement on Form S-4. The registration statement will include a proxy statement of Cell Pathways for a meeting of its stockholders to consider and vote upon the proposed merger. The registration statement will also serve as a prospectus of OSI with respect to the shares of OSI to be distributed to stockholders of Cell Pathways in the proposed transaction. OSI and Cell Pathways will file the proxy statement/prospectus with the SEC as soon as practicable. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION, WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OSI, CELL PATHWAYS, THE MERGER AND RELATED MATTERS.

         Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by OSI at the SEC's web site at http://www.sec.gov. In addition, you may obtain documents filed with the SEC by OSI free of charge by requesting them in writing from OSI Pharmaceuticals, Inc., 58 South Service Road, Suite 110, Melville, New York 11747, Attention: Investor Relations, telephone: (631) 962-2000.

ITEM 7.  EXHIBITS

    EXHIBIT NO.            DESCRIPTION
    -----------            -----------
      2.1(1)               Agreement and Plan of Merger among OSI
                           Pharmaceuticals, Inc., CP Merger Corporation and Cell
                           Pathways, Inc. dated as of February 7, 2003

       99.1                Press release, dated February 10, 2003


(1) The schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules from this filing will be provided upon request.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 11, 2003                OSI PHARMACEUTICALS, INC.


                                          By:  /s/ Robert L. Van Nostrand
                                               ---------------------------------
                                               Robert L. Van Nostrand
                                               Vice President and Chief
                                               Financial Officer (Principal
                                               Financial Officer)

                                  EXHIBIT INDEX

    EXHIBIT NO.            DESCRIPTION
    -----------            -----------
      2.1(1)               Agreement and Plan of Merger among OSI
                           Pharmaceuticals, Inc., CP Merger Corporation and Cell
                           Pathways, Inc., dated as of February 7, 2003

       99.1                Press release, dated February 10, 2003


(1) The schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules from this filing will be provided upon request.